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                                                                   EXHIBIT 10.64
                                                                   -------------
                       FOURTH AMENDMENT TO LOAN AGREEMENT
                       ----------------------------------

          THIS FOURTH AMENDMENT TO LOAN AGREEMENT, dated as of July 15, 1997 (this "Amendment"), is between AMERICAN WASTE SERVICES, INC., an Ohio corporation (the "Company"), the banks set forth on the signature pages hereof (collectively, the "Banks") and NBD BANK, formerly known as NBD Bank, N.A., as agent for the Banks (in such capacity, the "Agent").

                                    RECITALS
                                    --------

          A. The Company, the Banks and the Agent are parties to a Loan Agreement, dated as of December 23, 1994, as amended by a First Amendment to Loan Agreement dated as of October 19, 1995, a Second Amendment to Credit Agreement dated as of February 19, 1996 and a Third Amendment to Loan Agreement dated as of December 31, 1996 (as now and hereafter amended, the "Loan Agreement"), pursuant to which the Banks agreed, subject to the terms and conditions thereof, to extend credit to the Company.

          B. The Company has requested that the Agent and the Banks amend certain terms and provisions of the Loan Agreement and the Agent and the Banks are willing to do so strictly in accordance with the terms hereof.

                                     TERMS
                                     -----

          In consideration of the premises and of the mutual agreements herein contained, the parties agree as follows:

                                   ARTICLE 1.
                                   AMENDMENTS
                                   ----------

          Upon fulfillment of the conditions set forth in Article 3 hereof, the Loan Agreement shall be amended as follows:

          l.1  Section 1.1 shall be amended as follows:
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          (a)  The definition of "Maturity Date" shall be amended by deleting the reference therein to "Third Amendment Effective Date" and inserting "December 31, 1996" in place thereof.

          (b) A new definition of "Fourth Amendment Effective Date" shall be added in appropriate alphabetical order as set forth below:

          "Fourth Amendment Effective Date" shall mean July 15, 1997.
           --------------------------------

          1.2 Section 2.1 (b) shall be deleted and the following shall be inserted in place thereof:

                 2.1(b)  Limitation on Amount of Advances.  Notwithstanding
                         --------------------------------
               anything in this Agreement to the contrary, the aggregate principal amount of the Advances made by Banks at any time outstanding shall not exceed $23,000,000 until December 31, 1997, at which time the aggregate principal amount of the Advances made by Banks at any time outstanding shall reduce to $18,000,000 provided, however, that the aggregate principal amount of Letter
               -----------------
               of Credit Advances outstanding at any time shall not exceed $13,000,000.


                                   ARTICLE 2.
                                REPRESENTATIONS
                                ---------------

          The Company represents and warrants to the Agent and the Banks that:

          2.1 The execution, delivery and performance of this Amendment is within its powers, has been duly authorized and is not in contravention with any law, of the terms of its Articles of Incorporation or By-laws, or any undertaking to which it is a party or by which it is bound.

          2.2 This Amendment is the legal, valid and binding obligation of the Company enforceable against it in accordance with the terms hereof subject to the effects of
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any applicable bankruptcy, insolvency, reorganization, moratorium or other law affecting creditors' rights generally, and to the effects of general principles of equity.

          2.3 After giving effect to the amendments herein contained, the representations and warranties contained in Article 4 of the Loan Agreement are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

          2.4 No Event of Default or any event or condition which might become an Event of Default with notice or lapse of time, or both, exists or has occurred and is continuing on the date hereof.
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                                   ARTICLE 3.
                          CONDITIONS OF EFFECTIVENESS
                          ---------------------------

          This Amendment shall not become effective until each of the following has been satisfied.

          3.1 This Amendment shall be signed by the Company, the Banks and the Agent.

          3.2 Each of the Guarantors shall have executed the Consent and Agreement at the end of this Amendment.

          3.3 The Company shall have paid an amendment fee for the pro rata benefit of the Banks in an amount equal to $5,000.

          3.4 The Company shall have delivered to the Agent for each Bank, in exchange for the Revolving Credit Note and Term Note heretofore delivered to such Bank pursuant to Section 2.4 (c) of the Loan Agreement, new Revolving Credit Note (Exhibits B-1, B-2, B-3 and B-4) and new Term Note (Exhibits C-1, C-2, C-3 and C-4) for each of the periods referenced in Section 2.1 (b) of the Loan Agreement, each dated the date of the Notes being exchanged, payable to such Bank in a principal amount equal to the amount of the Commitment, respectively, set forth opposite such Bank's name on the signature pages hereof, and each of such Revolving Credit Notes and Term Notes delivered to the Banks shall constitute a "Note" under the Loan Agreement amended hereby.

                                   ARTICLE 4.
                                 MISCELLANEOUS
                                 -------------

          4.1 References in the Loan Agreement or in any note, certificate, instrument or other document to the "Loan Agreement" shall be deemed to be references to the Loan Agreement as amended hereby and as further amended from time to time.
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          4.2   The Company agrees to pay and to save the Agent harmless for the payment of all costs and expenses arising in connection with this Amendment, including the reasonable fees of counsel to the Agent in connection with preparing this Amendment and the related documents.

          4.3 The Company acknowledges and agrees that the Agent and the Banks have fully performed all of their obligations under all documents executed in connection with the Loan Agreement and all actions taken by the Agent and the Banks are reasonable and appropriate under the circumstances and within their rights under the Loan Agreement and all other documents executed in connection therewith and otherwise available. The Company represents and warrants that it is not aware of any claims or causes of action against the Bank, any participant lender or any of their successors or assigns

          4.4 Except as expressly amended hereby, the Company agrees that the Credit Agreement, the Notes, the Guaranties and all other documents and agreements executed by the Company in connection with the Loan Agreement in favor of the Agent or any Bank are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim or defense with respect to any of the foregoing. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement..

          4.5 This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument.

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          IN WITNESS WHEREOF, the parties signing this Amendment have caused this Amendment to be executed and delivered as of July 15, 1997, to be effective as of the Fourth Amendment Effective Date.

                                        AMERICAN WASTE SERVICES, INC.

                                        By:________________________

                                        Its: _________________________

                                        NBD BANK, Individually as a Bank
                                          and as Agent


611 Woodward Avenue                     By:______________________________
Detroit, MI 48226
                                        Its: ______________________________

Attention:  Agency Administration

Facisimile No.: (313) 225-2747

Fascimile
Confirmation No.: (313) 225-2747
Telephone No.:  (313) 225-4749
Commitment Amount until 12/31/97: $19,600,000.00
Commitment Amount subsequent to 12/31/97:  $15,000,000.00

Addresses for Notices:                  THE SECOND NATIONAL BANK OF WARREN
108 Main Avenue, S.W.
Warren, OH 44482                        By:____________________________
Attention Larry Stofira
                                        Its:_____________________________
Facisimile No.: (216) 841-0219

Facisimile
Confirmation No.:  (216) 841-0219
Telephone No.:  (216) 841-0126
Commitment Amount until 12/31/97:  $3,400,000.00
Commitment Amount subsequent to 12/31/97:  $3,000,000.00


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                             CONSENT AND AGREEMENT
                             ---------------------

          As of the date and year first above written, each of the undersigned hereby:

     (a) fully consents to the terms and provisions of the above Amendment and the consummation of the transactions contemplated hereby and agrees to all terms and provisions of the above Amendment applicable to it;

     (b) agrees that each Guaranty and all other agreements executed by any of the undersigned in connection with the Credit Agreement or otherwise in favor of the Agent or the Banks (collectively, the "Security Documents") are hereby ratified and confirmed and shall remain in full force and effect, and each of the undersigned acknowledges that it has no setoff, counterclaim or defense with respect to any Security Document; and

     (c) acknowledges that its consent and agreement hereto is a condition to the Bank's obligation under this Amendment and it is in its interest and to its financial benefit to execute this consent and agreement.

                              MAHONING LANDFILL, INC.

                              By:_______________________

                              Its:________________________

                              DARTAMERICA, INC.

                              By:_________________________

                              Its: _________________________

                              EARTH SCIENCES CONSULTANTS, INC.

                              By:__________________________

                              Its: __________________________

                              ANTECH, LTD.

                              By:___________________________

                              Its:___________________________